345 E. Main St.
Warsaw, IN 46580
www.zimmerbiomet.com	Exhibit 99.1

Media	Investors
Meredith Weissman	Keri Mattox
(703) 346-3127	(215) 275-2431
meredith.weissman@zimmerbiomet.com	keri.mattox@zimmerbiomet.com

Ezgi Yagci
(617) 549-2443
ezgi.yagci@zimmerbiomet.com

Zimmer Biomet Announces Second Quarter 2021 Financial Results

•	Second quarter net sales of $2.027 billion increased 65.3%, 60.7% on a constant currency[1] basis
•	Second quarter diluted earnings per share were $0.67; adjusted[1] diluted earnings per share were $1.90
•	Company updates 2021 financial guidance, narrowing range for full year outlook

(WARSAW, IN) August 3, 2021 — Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH) today reported financial results for the quarter ended June 30, 2021.  The Company reported second quarter net sales of $2.027 billion, an increase of 65.3% over the prior year period, and an increase of 60.7% on a constant currency basis.  Second quarter 2021 net sales increased 1.9% when compared to the pre-pandemic second quarter 2019, and were flat on a constant currency basis. Net earnings for the second quarter of 2021 were $141.9 million, or $400.5 million on an adjusted basis.

Diluted earnings per share were $0.67 for the second quarter.  Adjusted diluted earnings per share were $1.90 for the second quarter.

[1]	Reconciliations of these measures to the corresponding U.S. generally accepted accounting principles measures are included in this press release.

“Our performance in the second quarter improved meaningfully from the first quarter 2021 across all regions and product categories as recovery from the global pandemic continued to take hold. While we anticipate some ongoing COVID-19 pressure, we expect continued improvement in procedure volume recovery through the second half of 2021," said Bryan Hanson, Chairman, President and CEO of Zimmer Biomet. "Against this backdrop, Zimmer Biomet has continued to execute, investing in our business, expanding our portfolio and developing and launching innovative products designed to improve mobility and health. This execution enables ZB to build and deliver value for our customers and shareholders and to move our mission forward for the patients we ultimately serve."

Please see the attached schedules accompanying this press release for additional details on performance in the quarter, including sales by Zimmer Biomet’s three geographies and five product categories.

Recent Highlights

Aligned with the ongoing transformation of Zimmer Biomet’s business, key recent highlights include:

•	Publication of the Zimmer Biomet Sustainability Report, aligned with Sustainability Accounting Standards Board (SASB) standards.

•

Receipt of key awards for Zimmer Biomet’s portfolio including the ROSA Knee system for Best Technology Solution in Orthopedics by the Medtech Breakthrough Awards and Orthopaedic Product Innovation of the Year by the Healthcare Asia Medtech Awards. The TetherTM Vertebral Body Tethering System, a first-in-class treatment for children with scoliosis, was also Silver Winner in the 2021 Edison Best New Product Awards in the Advanced Surgical Instruments category.

•

Key additions to the Zimmer Biomet Leadership Team, including the appointment of Wilfred van Zuilen as President of Europe, Middle East and Africa (EMEA) and Nitin Goyal, M.D. to the newly created role of Chief Science, Technology and Innovation Officer.

Geographic and Product Category Sales

The following sales tables provide results by geography and product category for the three and six-month periods ended June 30, 2021, as well as the percentage change compared to the prior year period, on both a reported basis and a constant currency basis.

NET SALES - THREE MONTHS ENDED JUNE 30, 2021
(in millions, unaudited)

			Constant
	Net		Currency
	Sales	% Change	% Change
Geographic Results
Americas	$1,239.6	69.0%	68.3%
EMEA	429.8	96.4	80.5
Asia Pacific	357.5	30.6	24.4
Total	$2,026.9	65.3%	60.7%
Product Categories
Knees
Americas	$400.3	81.4%	80.6%
EMEA	148.6	127.2	109.6
Asia Pacific	116.7	31.2	23.8
Total	665.6	77.5	72.2
Hips
Americas	258.1	51.3	50.4
EMEA	122.5	72.8	59.0
Asia Pacific	94.0	6.6	3.9
Total	474.6	44.0	39.9
S.E.T. *	462.1	57.9	53.0
Dental & Spine	263.5	73.1	69.4
Other	161.1	110.9	105.9
Total	$2,026.9	65.3%	60.7%

* Sports Medicine, Extremities, Trauma, Craniomaxillofacial and Thoracic

NET SALES - SIX MONTHS ENDED JUNE 30, 2021
(in millions, unaudited)

			Constant
	Net		Currency
	Sales	% Change	% Change
Geographic Results
Americas	$2,354.6	28.3%	27.9%
EMEA	814.0	32.0	21.9
Asia Pacific	705.7	26.4	19.9
Total	$3,874.3	28.7%	25.2%
Product Categories
Knees
Americas	$759.1	26.8%	26.3%
EMEA	279.9	28.4	19.0
Asia Pacific	240.9	29.0	21.0
Total	1,279.9	27.5	23.7
Hips
Americas	493.3	22.4	21.9
EMEA	230.2	26.3	17.1
Asia Pacific	198.1	12.0	7.6
Total	921.6	20.9	17.4
S.E.T. *	879.7	30.6	27.1
Dental & Spine	509.5	37.1	34.1
Other	283.6	42.9	39.2
Total	$3,874.3	28.7%	25.2%

* Sports Medicine, Extremities, Trauma, Craniomaxillofacial and Thoracic

Financial Guidance

The Company is updating its full-year 2021 financial guidance to narrow its previous projected ranges for revenue growth and adjusted diluted EPS:

Projected Year Ending December 31, 2021
	Previous Guidance	Updated Guidance
2021 reported revenue growth	14.0% - 17.0%	14.5% - 16.5%
Foreign Currency Exchange Impact	1.5%	1.5%
Adjusted Operating Profit Margin(1)	26.5% - 27.5%	26.5% - 27.0%
Adjusted Tax Rate(1)	16.0% - 16.5%	16.0% - 16.5%
Adjusted Diluted EPS(1)	$7.60 - $8.00	$7.65 - $7.95

(1)

These measures are non-GAAP financial measures for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures.”

Conference Call

The Company will conduct its second quarter investor conference call today, August 3, 2021, at 8:30 a.m. ET.  The audio webcast can be accessed via Zimmer Biomet's Investor Relations website at https://investor.zimmerbiomet.com.  It will be archived for replay following the conference call.

About the Company

Zimmer Biomet is a global medical technology leader with a comprehensive portfolio designed to maximize mobility and improve health. We seamlessly transform the patient experience through our innovative products and suite of integrated digital and robotic technologies that leverage data, data analytics and artificial intelligence.

With 90+ years of trusted leadership and proven expertise, Zimmer Biomet is positioned to deliver the highest quality solutions to patients and providers. Our legacy continues to come to life today through our progressive culture of evolution and innovation.

For more information about our product portfolio, our operations in 25+ countries and sales in 100+ countries or about joining our team, visit www.zimmerbiomet.com or follow Zimmer Biomet on Twitter at www.twitter.com/zimmerbiomet.

Website Information

We routinely post important information for investors on our website, www.zimmerbiomet.com, in the “Investor Relations” section.  We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD.  Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts.  The information contained on, or that may be accessed through, our website or any other website referenced herein is not incorporated by reference into, and is not a part of, this document.

Note on Non-GAAP Financial Measures

This press release includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  These non-

GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Sales change information for the three and six-month periods ended June 30, 2021 is presented on a GAAP (reported) basis and on a constant currency basis.  Constant currency percentage changes exclude the effects of foreign currency exchange rates.  They are calculated by translating current and prior-period sales at the same predetermined exchange rate.  The translated results are then used to determine year-over-year percentage increases or decreases.

Net earnings and diluted earnings per share for the three and six-month periods ended June 30, 2021 are presented on a GAAP (reported) basis and on an adjusted basis.  Adjusted earnings and adjusted diluted earnings per share exclude the effects of certain items, which are detailed in the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures presented later in this press release.

Free cash flow is an additional non-GAAP measure that is presented in this press release.  Free cash flow is computed by deducting additions to instruments and other property, plant and equipment from net cash provided by operating activities.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this press release.  This press release also contains supplemental reconciliations of additional non-GAAP financial measures that the Company presents in other contexts.  These additional non-GAAP financial measures are computed from the most directly comparable GAAP financial measure as indicated in the applicable reconciliation.

Management uses non-GAAP financial measures internally to evaluate the performance of the business.  Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating the performance of the Company.  Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations.  The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP measures.  In addition, constant currency sales changes, adjusted operating profit, adjusted diluted earnings per share and free cash flow are used as performance metrics in our incentive compensation programs.

Forward-Looking Non-GAAP Financial Measures

This press release also includes certain forward-looking non-GAAP financial measures for the year ending December 31, 2021.  We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures.  For instance, we exclude the impact of certain charges related to initial compliance with the European Union Medical Device Regulation; restructuring and other cost reduction initiatives; quality remediation; acquisition, integration, divestiture and related; and certain legal and tax matters.  We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts.  For example, the timing of certain transactions is difficult to predict because management's plans may change.  In addition, the company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors.  It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding sales and earnings guidance, the impact of the COVID-19 pandemic on our business, including any continued recovery, and any statements about our forecasts, expectations, plans, intentions, strategies or prospects.  All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.  Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.  These risks, uncertainties and changes in circumstances include, but are not limited to:  the effects of the COVID-19 global pandemic and other adverse public health developments on the global economy, our business and operations and the business and operations of our suppliers and customers, including the deferral of elective surgical procedures and our ability to collect accounts receivable; the failure of vaccine rollouts and other strategies to mitigate or reverse the impacts of the COVID-19 pandemic; the failure of elective surgical procedures to recover at the levels or on the timeline anticipated; the risks and uncertainties related to our ability to successfully execute our restructuring plans; our ability to attract, retain and develop the highly skilled employees we need to support our business; the possibility that the anticipated synergies and other benefits from mergers and acquisitions will not be realized, or will not be realized within the expected time periods; the risks and uncertainties related to our ability to successfully integrate the operations, products, employees and distributors of acquired companies; the effect of the potential disruption of management's attention from ongoing business operations due to integration matters related to mergers and acquisitions; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; the risks and uncertainties associated with the proposed spin-off of our Spine and Dental businesses, including, without limitation, the significant expenses, time and efforts related to implementing such transaction, the ability to complete the transaction on our expected timeline or at all, the tax-free nature of the transaction, possible disruptions in our relationships with customers, suppliers and other business partners, and the possibility that the anticipated benefits and synergies of the transaction, strategic and competitive advantages of each company, and future growth and other opportunities for each company will not be realized within the expected time periods or at all; the success of our quality and operational excellence initiatives, including ongoing quality remediation efforts at our Warsaw North Campus facility; the ability to remediate matters identified in inspectional observations or warning letters issued by the U.S. Food and Drug Administration (FDA), while continuing to satisfy the demand for our products; the impact of substantial indebtedness on our ability to service our debt obligations and/or refinance amounts outstanding under our debt obligations at maturity on terms favorable to us, or at all; the ability to retain the independent agents and distributors who market our products; dependence on a limited number of suppliers for key raw materials and outsourced activities; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the FDA and foreign government regulators, such as more stringent requirements for regulatory clearance of products; the outcome of government investigations; competition; pricing pressures; changes in customer demand for our products and services caused by demographic changes or other factors; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors and cost containment efforts sponsored by government agencies, legislative bodies, the private sector and healthcare purchasing organizations, including the volume-based procurement process in China; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; the ability to obtain and maintain adequate intellectual property protection; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including European Union rules on state aid, or examinations by tax authorities; product liability, intellectual property and commercial litigation losses; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the impact of the ongoing financial and political uncertainty on countries in the Euro zone on the ability to collect accounts receivable in affected countries.  A further list and description of these risks and uncertainties and other factors can be found in our Annual Report on Form 10-K for the year ended

December 31, 2020, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and our subsequent filings with the Securities and Exchange Commission (SEC).  Copies of these filings are available online at www.sec.gov, www.zimmerbiomet.com or on request from us.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the SEC.  Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Readers of this press release are cautioned not to rely on these forward-looking statements since there can be no assurance that these forward-looking statements will prove to be accurate.  This cautionary note is applicable to all forward-looking statements contained in this press release.

###

ZIMMER BIOMET HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, except per share amounts, unaudited)

	2021	2020
Net Sales	$2,026.9	$1,226.1
Cost of products sold, excluding intangible asset amortization	581.6	424.5
Intangible asset amortization	154.6	147.7
Research and development	180.5	87.7
Selling, general and administrative	817.4	665.0
Goodwill and intangible asset impairment	16.3	33.0
Restructuring and other cost reduction initiatives	19.6	28.0
Quality remediation	11.0	9.7
Acquisition, integration, divestiture and related	25.4	2.2
Operating expenses	1,806.4	1,397.8
Operating Profit (Loss)	220.5	(171.7)
Other income, net	8.1	3.8
Interest expense, net	(54.7)	(54.0)
Earnings (loss) before income taxes	173.9	(221.9)
Provision (benefit) for income taxes	31.4	(13.7)
Net Earnings (Loss)	142.5	(208.2)
Less: Net earnings (loss) attributable to noncontrolling interest	0.6	(1.6)
Net Earnings (Loss) of Zimmer Biomet Holdings, Inc.	$141.9	$(206.6)
Earnings (Loss) Per Common Share
Basic	$0.68	$(1.00)
Diluted	$0.67	$(1.00)
Weighted Average Common Shares Outstanding
Basic	208.6	206.8
Diluted	210.7	206.8

ZIMMER BIOMET HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, except per share amounts, unaudited)

	2021	2020
Net Sales	$3,874.3	$3,009.9
Cost of products sold, excluding intangible asset amortization	1,098.0	911.6
Intangible asset amortization	310.1	295.3
Research and development	274.9	186.1
Selling, general and administrative	1,587.5	1,493.9
Goodwill and intangible asset impairment	16.3	645.0
Restructuring and other cost reduction initiatives	41.4	73.0
Quality remediation	21.2	26.1
Acquisition, integration, divestiture and related	38.8	6.6
Operating expenses	3,388.2	3,637.6
Operating Profit (Loss)	486.1	(627.7)
Other income, net	15.4	6.8
Interest expense, net	(107.0)	(104.9)
Earnings (loss) before income taxes	394.5	(725.8)
Provision (benefit) for income taxes	54.3	(8.5)
Net Earnings (Loss)	340.2	(717.3)
Less: Net earnings (loss) attributable to noncontrolling interest	0.2	(2.2)
Net Earnings (Loss) of Zimmer Biomet Holdings, Inc.	$340.0	$(715.1)
Earnings (Loss) Per Common Share
Basic	$1.63	$(3.46)
Diluted	$1.62	$(3.46)
Weighted Average Common Shares Outstanding
Basic	208.3	206.6
Diluted	210.4	206.6

ZIMMER BIOMET HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)

	June 30,	December 31,
	2021	2020
Assets
Cash and cash equivalents	$1,042.4	$802.1
Receivables, net	1,420.4	1,452.7
Inventories	2,533.0	2,450.7
Other current assets	361.0	377.8
Total current assets	5,356.8	5,083.3
Property, plant and equipment, net	2,005.2	2,047.7
Goodwill	9,247.6	9,261.8
Intangible assets, net	6,642.7	7,055.5
Other assets	970.9	969.4
Total Assets	$24,223.2	$24,417.7
Liabilities and Stockholders' Equity
Current liabilities	$1,878.5	$2,056.9
Current portion of long-term debt	1,050.0	500.0
Other long-term liabilities	1,908.9	2,034.9
Long-term debt	6,802.5	7,626.5
Stockholders' equity	12,583.3	12,199.4
Total Liabilities and Stockholders' Equity	$24,223.2	$24,417.7

ZIMMER BIOMET HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, unaudited)

	2021	2020
Cash flows provided by (used in) operating activities
Net earnings (loss)	$340.2	$(717.3)
Depreciation and amortization	535.2	508.7
Share-based compensation	46.4	38.3
Goodwill and intangible asset impairment	16.3	645.0
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	(37.3)	(46.1)
Receivables	5.3	272.7
Inventories	(94.4)	(122.6)
Accounts payable and accrued expenses	(56.3)	(233.9)
Other assets and liabilities	(55.0)	53.3
Net cash provided by operating activities	700.4	398.1
Cash flows provided by (used in) investing activities
Additions to instruments	(150.5)	(159.3)
Additions to other property, plant and equipment	(54.7)	(59.2)
Net investment hedge settlements	(9.6)	26.8
Investments in other assets	(17.4)	(14.8)
Net cash used in investing activities	(232.2)	(206.5)
Cash flows provided by (used in) financing activities
Proceeds from senior notes	-	1,497.1
Redemption of senior notes	(200.0)	(1,500.0)
Dividends paid to stockholders	(99.8)	(99.1)
Proceeds from employee stock compensation plans	91.5	61.7
Net cash flows from unremitted collections from factoring programs	-	(19.6)
Business combination contingent consideration payments	(6.5)	(7.5)
Debt issuance costs	-	(19.4)
Other financing activities	(9.3)	(6.1)
Net cash used in financing activities	(224.1)	(92.9)
Effect of exchange rates on cash and cash equivalents	(3.8)	(3.2)
Increase in cash and cash equivalents	240.3	95.5
Cash and cash equivalents, beginning of period	802.1	617.9
Cash and cash equivalents, end of period	$1,042.4	$713.4

ZIMMER BIOMET HOLDINGS, INC.
NET SALES BY GEOGRAPHY
FOR THE THREE MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, unaudited)

	Three Months Ended June 30,
	2021	2020	% Inc	Volume / Mix	Price	Foreign Exchange
Americas	$1,239.6	$733.7	69.0%	70.0%	(1.7)%	0.7%
EMEA	429.8	218.7	96.4	80.5	-	15.9
Asia Pacific	357.5	273.7	30.6	26.3	(1.9)	6.2
Total	$2,026.9	$1,226.1	65.3%	62.2%	(1.5)%	4.6%

ZIMMER BIOMET HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, unaudited)

	Three Months Ended June 30,
	2021	2020	% Inc	Volume / Mix	Price	Foreign Exchange
Knees	$665.6	$375.0	77.5%	74.3%	(2.1)%	5.3%
Hips	474.6	329.7	44.0	42.4	(2.5)	4.1
S.E.T.	462.1	292.7	57.9	52.3	0.7	4.9
Dental & Spine	263.5	152.3	73.1	70.3	(0.9)	3.7
Other	161.1	76.4	110.9	109.3	(3.4)	5.0
Total	$2,026.9	$1,226.1	65.3%	62.2%	(1.5)%	4.6%

ZIMMER BIOMET HOLDINGS, INC.
NET SALES BY GEOGRAPHY
FOR THE SIX MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, unaudited)

	Six Months Ended June 30,
	2021	2020	% Inc	Volume / Mix	Price	Foreign Exchange
Americas	$2,354.6	$1,835.0	28.3%	30.0%	(2.1)%	0.4%
EMEA	814.0	616.8	32.0	22.1	(0.2)	10.1
Asia Pacific	705.7	558.1	26.4	21.3	(1.4)	6.5
Total	$3,874.3	$3,009.9	28.7%	26.8%	(1.6)%	3.5%

ZIMMER BIOMET HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE SIX MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, unaudited)

	Six Months Ended June 30,
	2021	2020	% Inc	Volume / Mix	Price	Foreign Exchange
Knees	$1,279.9	$1,003.7	27.5%	25.9%	(2.2)%	3.8%
Hips	921.6	762.3	20.9	20.0	(2.6)	3.5
S.E.T.	879.7	673.6	30.6	26.8	0.3	3.5
Dental & Spine	509.5	371.8	37.1	35.1	(1.0)	3.0
Other	283.6	198.5	42.9	41.1	(1.9)	3.7
Total	$3,874.3	$3,009.9	28.7%	26.8%	(1.6)%	3.5%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED NET SALES % CHANGE TO
CONSTANT CURRENCY % CHANGE
(unaudited)

	For the Three Months Ended
	June 30, 2021
		Foreign	Constant
		Exchange	Currency
	% Change	Impact	% Change
Geographic Results
Americas	69.0%	0.7%	68.3%
EMEA	96.4	15.9	80.5
Asia Pacific	30.6	6.2	24.4
Total	65.3%	4.6%	60.7%
Product Categories
Knees
Americas	81.4%	0.8%	80.6%
EMEA	127.2	17.6	109.6
Asia Pacific	31.2	7.4	23.8
Total	77.5	5.3	72.2
Hips
Americas	51.3	0.9	50.4
EMEA	72.8	13.8	59.0
Asia Pacific	6.6	2.7	3.9
Total	44.0	4.1	39.9
S.E.T	57.9	4.9	53.0
Dental & Spine	73.1	3.7	69.4
Other	110.9	5.0	105.9
Total	65.3%	4.6%	60.7%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED NET SALES % CHANGE TO
CONSTANT CURRENCY % CHANGE
(unaudited)

	For the Six Months Ended
	June 30, 2021
		Foreign	Constant
		Exchange	Currency
	% Change	Impact	% Change
Geographic Results
Americas	28.3%	0.4%	27.9%
EMEA	32.0	10.1	21.9
Asia Pacific	26.4	6.5	19.9
Total	28.7%	3.5%	25.2%
Product Categories
Knees
Americas	26.8%	0.5%	26.3%
EMEA	28.4	9.4	19.0
Asia Pacific	29.0	8.0	21.0
Total	27.5	3.8	23.7
Hips
Americas	22.4	0.5	21.9
EMEA	26.3	9.2	17.1
Asia Pacific	12.0	4.4	7.6
Total	20.9	3.5	17.4
S.E.T	30.6	3.5	27.1
Dental, Spine & CMFT	37.1	3.0	34.1
Other	42.9	3.7	39.2
Total	28.7%	3.5%	25.2%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED NET SALES % CHANGE TO
CONSTANT CURRENCY % CHANGE
(unaudited)

	For the Three Months Ended
	June 30,
				Foreign	Constant
	Net Sales			Exchange	Currency
	2021	2019	% Change	Impact	% Change
Geographic Results
Americas	$1,239.6	$1,214.3	2.1%	0.2%	1.9%
EMEA	429.8	438.0	(1.9)	5.4	(7.3)
Asia Pacific	357.5	336.3	6.3	3.5	2.8
Total	$2,026.9	$1,988.6	1.9%	1.9%	-%
Product Categories
Knees	$665.6	$696.7	(4.5)	1.8	(6.3)
Hips	474.6	478.5	(0.8)	2.0	(2.8)
S.E.T	462.1	408.7	13.1	2.3	10.8
Dental & Spine	263.5	257.6	2.3	1.5	0.8
Other	161.1	147.1	9.5	2.0	7.5
Total	$2,026.9	$1,988.6	1.9%	1.9%	-%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED TO ADJUSTED RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, except per share amounts, unaudited)

FOR THE THREE MONTHS ENDED JUNE 30, 2021
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Goodwill and intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income, net	Provision (benefit) for income taxes	Net Earnings (Loss) of Zimmer Biomet Holdings, Inc.	Diluted earnings (loss) per common share
As Reported	$581.6	$154.6	$180.5	$817.4	$16.3	$19.6	$11.0	$25.4	$8.1	$31.4	$141.9	$0.67
Inventory and manufacturing-related charges(1)	(7.9)	-	-	-	-	-	-	-	-	4.6	3.3	0.02
Intangible asset amortization(2)	-	(154.6)	-	-	-	-	-	-	-	31.4	123.2	0.58
Goodwill and intangible asset impairment(3)	-	-	-	-	(16.3)	-	-	-	-	2.1	14.2	0.07
Restructuring and other cost reduction initiatives(4)	(0.1)	-	-	-	-	(19.6)	-	-	-	4.4	15.3	0.07
Quality remediation(5)	-	-	-	-	-	-	(11.0)	-	-	2.5	8.5	0.04
Acquisition, integration, divestiture and related(6)	-	-	-	-	-	-	-	(25.4)	-	5.3	20.1	0.10
Litigation(7)	-	-	-	(3.6)	-	-	-	-	-	0.4	3.2	0.02
European Union Medical Device Regulation(8)	-	-	(10.6)	-	-	-	-	-	-	2.4	8.2	0.04
Certain R&D agreements(9)	-	-	(65.0)	-	-	-	-	-	-	14.6	50.4	0.24
Other charges(10)	-	-	-	4.5	-	-	-	-	(3.0)	(2.1)	(5.4)	(0.03)
Swiss tax reform(11)	-	-	-	-	-	-	-	-	-	(15.4)	15.4	0.07
Other certain tax adjustments(12)	-	-	-	-	-	-	-	-	-	(2.2)	2.2	0.01
As Adjusted	$573.6	$-	$104.9	$818.3	$-	$-	$-	$-	$5.1	$79.4	$400.5	$1.90

FOR THE THREE MONTHS ENDED JUNE 30, 2020
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Goodwill and intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income, net	Provision (benefit) for income taxes	Net Earnings (Loss) of Zimmer Biomet Holdings, Inc.	Diluted earnings (loss) per common share
As Reported	$424.5	$147.7	$87.7	$665.0	$33.0	$28.0	$9.7	$2.2	$3.8	$(13.7)	$(206.6)	$(1.00)
Inventory and manufacturing-related charges(1)	(1.4)	-	-	-	-	-	-	-	-	3.7	(2.3)	(0.01)
Intangible asset amortization(2)	-	(147.7)	-	-	-	-	-	-	-	8.1	139.6	0.68
Goodwill and intangible asset impairment(3)	-	-	-	-	(33.0)	-	-	-	-	5.7	27.3	0.13
Restructuring and other cost reduction initiatives(4)	-	-	-	-	-	(28.0)	-	-	-	0.8	27.2	0.13
Quality remediation(5)	(0.2)	-	-	-	-	-	(9.7)	-	-	0.6	9.3	0.04
Acquisition, integration, divestiture and related(6)	-	-	-	-	-	-	-	(2.2)	-	0.1	2.1	0.01
Litigation(7)	-	-	-	(1.3)	-	-	-	-	-	(6.1)	7.4	0.04
European Union Medical Device Regulation(8)	-	-	(6.1)	-	-	-	-	-	-	(0.1)	6.2	0.03
Other charges(10)	-	-	-	(11.9)	-	-	-	-	(4.6)	10.7	(3.4)	(0.02)
Swiss tax reform(11)	-	-	-	-	-	-	-	-	-	0.7	(0.7)	-
Other certain tax adjustments(12)	-	-	-	-	-	-	-	-	-	(4.1)	4.1	0.02
Effect of dilutive shares assuming net earnings(13)	-	-	-	-	-	-	-	-	-	-	-	-
As Adjusted	$422.9	$-	$81.6	$651.8	$-	$-	$-	$-	$(0.8)	$6.4	$10.2	$0.05

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED TO ADJUSTED RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, except per share amounts, unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2021
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Goodwill and intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income, net	Provision (benefit) for income taxes	Net Earnings (Loss) of Zimmer Biomet Holdings, Inc.	Diluted earnings (loss) per common share
As Reported	$1,098.0	$310.1	$274.9	$1,587.5	$16.3	$41.4	$21.2	$38.8	$15.4	$54.3	$340.0	$1.62
Inventory and manufacturing-related charges(1)	(2.0)	-	-	-	-	-	-	-	-	10.5	(8.5)	(0.04)
Intangible asset amortization(2)	-	(310.1)	-	-	-	-	-	-	-	61.2	248.9	1.18
Goodwill and intangible asset impairment(3)	-	-	-	-	(16.3)	-	-	-	-	2.1	14.2	0.07
Restructuring and other cost reduction initiatives(4)	(0.2)	-	-	-	-	(41.4)	-	-	-	9.3	32.3	0.15
Quality remediation(5)	-	-	-	-	-	-	(21.2)	-	-	4.7	16.5	0.08
Acquisition, integration, divestiture and related(6)	-	-	-	-	-	-	-	(38.8)	-	8.3	30.5	0.14
Litigation(7)	-	-	-	(9.7)	-	-	-	-	-	0.9	8.8	0.04
European Union Medical Device Regulation(8)	-	-	(17.5)	-	-	-	-	-	-	3.8	13.7	0.07
Certain R&D agreements(9)	-	-	(65.0)	-	-	-	-	-	-	14.6	50.4	0.24
Other charges(10)	-	-	-	1.9	-	-	-	-	(7.1)	(2.8)	(6.2)	(0.03)
Swiss tax reform(11)	-	-	-	-	-	-	-	-	-	(18.8)	18.8	0.09
Other certain tax adjustments(12)	-	-	-	-	-	-	-	-	-	(0.2)	0.2	-
As Adjusted	$1,095.8	$-	$192.4	$1,579.7	$-	$-	$-	$-	$8.3	$147.9	$759.6	$3.61

FOR THE SIX MONTHS ENDED JUNE 30, 2020
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Goodwill and intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income, net	Provision (benefit) for income taxes	Net Earnings (Loss) of Zimmer Biomet Holdings, Inc.	Diluted earnings (loss) per common share
As Reported	$911.6	$295.3	$186.1	$1,493.9	$645.0	$73.0	$26.1	$6.6	$6.8	$(8.5)	$(715.1)	$(3.46)
Inventory and manufacturing-related charges(1)	(2.0)	-	-	-	-	-	-	-	-	5.9	(3.9)	(0.02)
Intangible asset amortization(2)	-	(295.3)	-	-	-	-	-	-	-	38.2	257.1	1.24
Goodwill and intangible asset impairment(3)	-	-	-	-	(645.0)	-	-	-	-	5.7	639.3	3.09
Restructuring and other cost reduction initiatives(4)	-	-	-	-	-	(73.0)	-	-	-	12.2	60.8	0.29
Quality remediation(5)	0.3	-		-	-	-	(26.1)	-	-	4.1	21.7	0.11
Acquisition, integration, divestiture and related(6)	-	-	-	-	-	-	-	(6.6)	-	1.0	5.6	0.03
Litigation(7)	-	-	-	(81.1)	-	-	-	-	-	11.9	69.2	0.34
European Union Medical Device Regulation(8)	-	-	(17.1)	-	-	-	-	-	-	2.1	15.0	0.07
Other charges(10)	-	-	-	(17.8)	-	-	-	-	(3.9)	12.6	1.3	0.01
Swiss tax reform(11)	-	-	-	-	-	-	-	-	-	(16.2)	16.2	0.08
Other certain tax adjustments(12)	-	-	-	-	-	-	-	-	-	3.1	(3.1)	(0.02)
Effect of dilutive shares assuming net earnings(13)	-	-	-	-	-	-	-	-	-	-	-	(0.01)
As Adjusted	$909.9	$-	$169.0	$1,395.0	$-	$-	$-	$-	$2.9	$72.1	$364.1	$1.75

(1)

Inventory and manufacturing-related charges include excess and obsolete inventory charges on certain product lines we intend to discontinue, incremental cost of products sold from stepping up inventory to its fair value from its manufactured cost in business combination accounting and other inventory and manufacturing-related charges or gains.

(2)

We exclude intangible asset amortization from our non-GAAP financial measures because we internally assess our performance against our peers without this amortization.  Due to various levels of acquisitions among our peers, intangible asset amortization can vary significantly from company to company.

(3)

In the first quarter of 2020, we recognized goodwill impairment charges of $470.0 million and $142.0 million related to our EMEA and Dental reporting units, respectively. In the second quarters of 2021 and 2020, we recognized $16.3 million and $33.0 million, respectively, of in-process research and development (“IPR&D”) intangible asset impairments on certain IPR&D projects.

(4)

In December 2019, our Board of Directors approved, and we initiated, a new global restructuring program that includes a reorganization of key businesses and an overall effort to reduce costs in order to accelerate decision-making and focus the organization on priorities to drive growth.  Restructuring and other cost reduction initiatives also include other cost reduction initiatives that have the goal of reducing costs across the organization.

(5)

We are addressing inspectional observations on Form 483 and a Warning Letter issued by the U.S. Food and Drug Administration (“FDA”) following its previous inspections of our Warsaw North Campus facility, among other matters.  This quality remediation has required us to devote significant financial resources and is for a discrete period of time.  The majority of the expenses are related to consultants who are helping us to update previous documents and redesign certain processes.

(6)	The acquisition, integration, divestiture and related gains and expenses we have excluded from our non-GAAP financial measures resulted from the planned spinoff of NewCo and various acquisitions.

(7)

We are involved in routine patent litigation, product liability litigation, commercial litigation and other various litigation matters.  We review litigation matters from both a qualitative and quantitative perspective to determine if excluding the losses or gains will provide our investors with useful incremental information.  Litigation matters can vary in their characteristics, frequency and significance to our operating results.  The litigation charges and gains excluded from our non-GAAP financial measures in the periods presented relate to product liability matters where we have received numerous claims on specific products, patent litigation and commercial litigation related to a common matter in multiple jurisdictions.  In regards to the product liability matters, due to the complexities involved and claims filed in multiple districts, the expenses associated with these matters are significant to our operating results.  Once the litigation matter has been excluded from our non-GAAP financial measures in a particular period, any additional expenses or gains from changes in estimates are also excluded, even if they are not significant, to ensure consistency in our non-GAAP financial measures from period-to-period.

(8)

The European Union Medical Device Regulation imposes significant additional premarket and postmarket requirements.  The new regulations provided a transition period until May 2021 for currently-approved medical devices to meet the additional requirements.  For certain devices, this transition period can be extended until May 2024.  We are excluding from our non-GAAP financial measures the incremental costs incurred to establish initial compliance with the regulations related to our currently-approved medical devices.  The incremental costs primarily include third-party consulting necessary to supplement our internal resources.

(9)	During the three and six-month periods ended June 30, 2021, we entered into certain agreements to gain access to or acquire third-party IPR&D projects.

(10)

We have incurred other various expenses from specific events or projects that we consider highly variable or that have a significant impact to our operating results that we have excluded from our non-GAAP measures.  These include costs related to legal entity, distribution and manufacturing optimization, including contract terminations, gains and losses from changes in fair value on our equity investments, as well as, in the 2020 period, our costs of complying with a Deferred Prosecution Agreement (“DPA”) with the U.S. government related to certain Foreign Corrupt Practices Act matters involving Biomet and certain of its subsidiaries, which DPA concluded in February 2021.

(11)

We recognized a tax benefit related to Switzerland’s Federal Act on Tax Reform and AHV Financing (“TRAF”) in addition to an impact from certain restructuring transactions in Switzerland. Also included are tax adjustments relating to ongoing impacts of tax only amortization resulting from TRAF as well as certain restructuring transactions in Switzerland.

(12)	Other certain tax adjustments relate to various discrete tax period adjustments.

(13)	Due to the reported net loss for this period, the effect of dilutive shares assuming net earnings is shown as an adjustment. Diluted share count used in Adjusted Diluted EPS is:

	Three Months Ended	Six Months Ended
	June 30, 2020	June 30, 2020

Diluted shares	206.8	206.6
Dilutive shares assuming net earnings	1.0	1.4
Adjusted diluted shares	207.8	208.0

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF NET CASH PROVIDED BY OPERATING
ACTIVITIES TO FREE CASH FLOW
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net cash provided by (used in) operating activities	$453.9	$(52.8)	$700.4	$398.1
Additions to instruments	(67.9)	(73.6)	(150.5)	(159.3)
Additions to other property, plant and equipment	(27.3)	(19.0)	(54.7)	(59.2)
Free cash flow	$358.7	$(145.4)	$495.2	$179.6

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF GROSS PROFIT & MARGIN TO ADJUSTED GROSS
PROFIT & MARGIN
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net Sales	$2,026.9	$1,226.1	$3,874.3	$3,009.9
Cost of products sold, excluding intangible asset amortization	581.6	424.5	1,098.0	911.6
Intangible asset amortization	154.6	147.7	310.1	295.3
Gross Profit	$1,290.7	$653.9	$2,466.2	$1,803.0

Inventory and manufacturing-related charges	7.9	1.4	2.0	2.0
Restructuring and other cost reduction initiatives	0.1	-	0.2	-
Quality remediation	-	0.2	-	(0.3)
Intangible asset amortization	154.6	147.7	310.1	295.3
Adjusted gross profit	$1,453.3	$803.2	$2,778.5	$2,100.0

Gross margin	63.7%	53.3%	63.6%	59.9%
Inventory and manufacturing-related charges	0.4	0.1	0.1	0.1
Restructuring and other cost reduction initiatives	-	-	-	-
Quality remediation	-	-	-	-
Intangible asset amortization	7.6	12.1	8.0	9.8
Adjusted gross margin	71.7%	65.5%	71.7%	69.8%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF OPERATING PROFIT (LOSS) & MARGIN TO ADJUSTED OPERATING PROFIT & MARGIN
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021 and 2020
(in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Operating profit (loss)	$220.5	$(171.7)	$486.1	$(627.7)
Inventory and manufacturing-related charges	7.9	1.4	2.0	2.0
Intangible asset amortization	154.6	147.7	310.1	295.3
Goodwill and intangible asset impairment	16.3	33.0	16.3	645.0
Restructuring and other cost reduction initiatives	19.7	28.0	41.6	73.0
Quality remediation	11.0	9.9	21.2	25.8
Acquisition, integration, divestiture and related	25.4	2.2	38.8	6.6
Litigation	3.6	1.3	9.7	81.1
European Union Medical Device Regulation	10.6	6.1	17.5	17.1
Certain R&D agreements	65.0	-	65.0	-
Other charges	(4.5)	11.9	(1.9)	17.8
Adjusted operating profit	$530.1	$69.8	$1,006.4	$536.0

Operating profit (loss) margin	10.9%	(14.0)%	12.6%	(20.9)%
Inventory and manufacturing-related charges	0.4	0.1	0.1	0.1
Intangible asset amortization	7.6	12.1	8.0	9.8
Goodwill and intangible asset impairment	0.8	2.7	0.4	21.4
Restructuring and other cost reduction initiatives	1.0	2.3	1.1	2.4
Quality remediation	0.5	0.8	0.5	0.9
Acquisition, integration, divestiture and related	1.3	0.2	1.0	0.2
Litigation	0.2	0.1	0.2	2.7
European Union Medical Device Regulation	0.5	0.5	0.5	0.6
Certain R&D agreements	3.2	-	1.7	-
Other charges	(0.2)	0.9	(0.1)	0.6
Adjusted operating profit margin	26.2%	5.7%	26.0%	17.8%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021 and 2020
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Effective tax rate	18.0%	6.2%	13.8%	1.2%
Tax effect of adjustments made to earnings before taxes(1)	8.7	35.0	7.2	13.5
Swiss tax reform	(8.9)	(0.3)	(4.7)	2.3
Other certain tax adjustments	(1.3)	1.9	-	(0.4)
Adjusted effective tax rate	16.5%	42.8%	16.3%	16.6%

(1) Includes inventory and manufacturing-related charges; intangible asset amortization; goodwill impairment; restructuring and other cost reduction initiatives; quality remediation; acquisition, integration, divestiture and related; litigation; European Union Medical Device Regulation; certain R&D agreements, and other charges

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF DEBT TO NET DEBT
AS OF JUNE 30, 2021 and DECEMBER 31, 2020
(in millions, unaudited)

	June 30, 2021	December 31, 2020
Debt, both current and long-term	$7,852.5	$8,126.5
Cash and cash equivalents	(1,042.4)	(802.1)
Net debt	$6,810.1	$7,324.4